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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 9, 2002

                        COMMISION FILE NUMBER: 333-76569

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                                 LUIGINO'S, INC.

             (Exact name of registrant as specified in its charter)

                  MINNESOTA                                   59-3015985
          (State of incorporation)                         (I.R.S. Employer
                                                          Identification No.)

             525 LAKE AVENUE SOUTH                               55802
               DULUTH, MINNESOTA                              (Zip Code)
    (Address of principal executive offices)

        Registrant's telephone number including area code: (218) 723-5555

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                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 4.   Changes in Registrant's Certifying Accountants


Arthur Andersen LLP was previously the principal accountant for Luigino's, Inc. and subsidiary (the "Company"). On April 9, 2002, that firm's appointment as principal accountant was terminated. The Company has asked KPMG LLP to accept engagement as the Company's principal accountant. The decision to change accountants was approved by the audit committee and the board of directors. As of the date of this report, KPMG LLP is in the process of its standard client evaluation procedures and has not accepted the engagement.

In connection with the audits of the two fiscal years ended December 30, 2001 and December 31, 2000, and during the subsequent interim period through April 9, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report.

The audit reports of Arthur Andersen LLP on the consolidated financial statements of Luigino's, Inc. and subsidiary as of and for the years ended December 30, 2001 and December 31, 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Arthur Andersen LLP to the Securities and Exchange Commission is attached as Exhibit 4.1.

During the two fiscal years ended December 30, 2001 and December 31, 2000, and the subsequent interim period through April 9, 2002, the Company did not consult with KPMG LLP regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 9, 2002

                                           LUIGINO'S, INC.

                                           By: /s/ Thomas W. Knuesel
                                               --------------------------------
                                               Thomas W. Knuesel
                                               Chief Financial Officer
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                                  EXHIBIT INDEX


         The following exhibits are filed herewith:

Number   Description
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4.1      Letter from Arthur Andersen LLP to the Securities and Exchange
         Commission dated April 9, 2002.